Exhibit 32.1

Certification of

Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Lucy Lu, M.D., Chief Executive Officer of Avenue Therapeutics, Inc. (the “Company”), in compliance with Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to the best of my knowledge, the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2021 (the “Report”) filed with the Securities and Exchange Commission:

●Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
●The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Lucy Lu, M.D.
Lucy Lu, M.D.
President, Chief Executive Officer and Director
(Principal Executive Officer)
August 16, 2021